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                        FORM OF SECTION 906 CERTIFICATION

                                                              EX-99.906CERT MAIL

Lawrence R. Halverson, President, and Mary E. Hoffmann, Treasurer, of MEMBERS Mutual Funds (the "Registrant"), to the best of their knowledge, each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2005 (the "Form N-CSR") fully complies with the requirements of
      Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

PRESIDENT                                       TREASURER

/s/ Lawrence R. Halverson                       /s/ Mary E. Hoffmann
----------------------------                    ------------------------
Lawrence R. Halverson                           Mary E. Hoffmann

Date: June 17, 2005                             Date: June 17, 2005